SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
SCHEDULE OF COMPUTATION OF DILUTED NET LOSS PER SHARE

For the year ended December 31, 2024, and 2023, the following outstanding stock equivalents were excluded from the computation of diluted net loss per share, as the result of the computation was anti-dilutive.

	December 31,
	2024 (Shares)	2023 (Shares)
Series C Preferred Stock	3,384,135	3,384,135
Warrants	2,358,101	2,358,101
Total	5,742,236	5,742,236

SCHEDULE OF PROPERTY PLANT AND EQUIPMENT ESTIMATED USEFUL LIVES
Computer equipment	3 years
Fixtures and Furniture	5 years
Vehicles	10 years

SCHEDULE OF FOREIGN CURRENCY TRANSLATION ADJUSTMENTS
	December 31,
	2024	2023
Year-end GBP£:US$ exchange rate	1.2515	1.2731
Annual average GBP£:US$ exchange rate	1.2781	1.2441